SUPPLEMENT DATED MAY 2, 2019
TO

PROSPECTUS DATED APRIL 30, 2019
FOR FUTURITY CORPORATE VUL

PROSPECTUS DATED MAY 1, 2008
FOR CORPORATE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT G

This supplement contains information regarding changes to an investment option that is available under your Policy.

On May 24, 2019, or as soon as practicable thereafter, the name of the following investment option will be changed:

Current Name	New Name

Oppenheimer Capital Appreciation Fund/VA	Invesco Oppenheimer V.I. Capital Appreciation Fund

The investment adviser will also be changing to Invesco Advisers, Inc.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.